Finance receivables	12 Months Ended
Dec. 31, 2012
Account/Finance receivables [Abstract]
Finance receivables

6. Finance receivables

Finance receivables consist of the net investment in sales-type leases. The following table lists the components of the finance receivables as of December 31, 2012 and 2011:

As of December 31 (in thousands)	2012 EUR	2011 EUR

Finance receivables, gross	309,616	78,853
Unearned interest	(5,828)	-

Finance receivables, net	303,788	78,853
Current portion of finance receivables, gross	268,617	78,853
Current portion of unearned interest	(3,450)	-

Non-current portion of finance receivables, net	38,621	-

The increase in finance receivables as of December 31, 2012 compared to December 31, 2011 is caused by an increased number of sales-type leases. At December 31, 2012, the finance receivables due for payment in each of the next five years and thereafter are as follows:

(in thousands)	EUR
2013	268,617
2014	7,501
2015	7,516
2016	13,681
2017	12,301
Thereafter	-

Finance receivables, gross	309,616

ASML performs ongoing credit evaluations on its customers’ financial condition. ASML periodically reviews whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, aging finance receivable balances, and current economic conditions that may affect a customer’s ability to pay. In 2012 and 2011, we did not record any expected credit losses from finance receivables. As of December 31, 2012 the finance receivables were neither past due nor impaired.